Filed Pursuant to Rule 497(a)
File No. 333-187821
Press Release:
REIT Exchange Fund Revises Terms of
Exchange Offers for Non-Traded REITs

Miami Beach, Florida, June 19, 2013. REIT Exchange Fund, Inc. (“RXF”) announced today that it has revised certain terms of its offers to exchange RXF common shares (“RXF Common Shares”) for shares held by investors in 32 non-traded, Securities and Exchange Commission (“SEC”) registered real estate investment trusts (the “Selected REITs”). The exchange offers will not commence until after RXF’s Form N-2, dated April 24, 2013 (the “Registration Statement”) is declared effective by the SEC.

Previous filings with the SEC indicated an exchange deadline set at June 5, 2013. Today’s announcement is intended to clarify that no such deadline is in place since the SEC has yet to declare the RXF Registration Statement effective. The 32 simultaneous exchange offers (the “Exchange Offers”) are subject to the terms and conditions set forth in the preliminary prospectus  (as it may be amended, the “Prospectus”) which forms part of the Registration Statement and in the related letters of transmittal.

Investors will be able to submit their letters of transmittal and related documents upon commencement of the Exchange Offers. RXF will not accept any shares for exchange until all documents and procedures for exchanging shares have been reviewed and approved by the SEC.

The terms of the exchange, the Selected REITs to be included in the exchange, and the new deadline, are subject to change at RXF’s sole discretion.  Any changes will be publicly announced and will be available at www.reitexchangefund.com.

RXF’s board of directors has authorized cash dividends equal to $1.75 per RXF share during the twelve-month period beginning with the closing of the Exchange Offers, subject to normal market conditions. RXF intends to list its shares on the New York Stock Exchange; its ticker symbol will be “RXF.”

Nathan Leight, Chief Executive Officer of RXF and founder of Spring Asset Management LLC (“Spring”), RXF’s investment adviser, said, “We are encouraged by the feedback we’re getting from all market participants. RXF is trying to bring real innovation to the market and a real solution to the subset of non-traded REIT investors who, for whatever reason, aren't able to get liquidity or diversification today. We want to do that in a way that supports the issuers of non-traded REITs and that doesn’t disrupt the vast majority of investors in these securities.  We’re committed to being a constructive new member of the non-traded REIT market.  We’ll continue to monitor the market, perhaps adding or subtracting securities from our current list of 32, depending on how these or other non-traded REITs help create a truly unique portfolio

The Registration Statement (including a preliminary prospectus) relating to RXF Common Shares has been filed with the SEC, but has not yet been declared effective. The information in the preliminary prospectus is not complete and may be changed. We may not exchange RXF Common Shares in the Exchange Offers until the Registration Statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

A copy of the preliminary prospectus may be obtained by visiting the SEC website at: www.sec.gov or RXF’s website at: www.reitexchangefund.com or by contacting RXF at: (305) 209-9898. Investors should consider the investment objective, risks and charges and expenses of RXF before investing. The prospectus will contain this and other information about RXF. Investors should read the prospectus before investing.

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for RXF with significant diversity by asset class and property manager.” Leight added that if RXF is able to accept shares from investors in the currently identified 32 Selected REITs, RXF would hold an equity interest in more than 3,200 properties with locations in 49 U.S. states.

RXF, where permissible, will compensate brokers and advisers who communicate with investors and facilitate completion of letters of transmittal. The Exchange Offers are subject to the satisfaction or waiver of certain conditions, as described in the Prospectus, including that RXF issue a minimum of 20,000,000 RXF Common Shares.

RXF has retained D.F. King & Company, Inc. as the Information Agent for the exchange offer.  Any questions or requests for assistance concerning the exchange offer may be directed to D.F. King: for shareholders: (800) 290-6424; for banks or brokers, call collect at: (212) 269-5550; or inquire online at: rxfinfo@dfking.com.

This press release is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About REIT Exchange Fund, Inc.

RXF is a newly formed closed-end fund, organized to invest initially in a portfolio of Selected REITs.  Our primary investment objective is to generate high current income and our secondary objective is capital appreciation. Our goal is to achieve these objectives by investing in the real estate market with diversification by (i) type of real estate asset (such as commercial, industrial, health care, hotel, residential, and other), (ii) number of properties, (iii) investment manager, and (iv) geography. We intend to accomplish this initially by owning a diversified pool of shares in REITs and, in the future, by potentially adding new non-traded REITs, real estate-related securities, and direct real estate investments. RXF will be advised by Spring Asset Management, LLC ("Spring").

About Spring Asset Management LLC

Spring is RXF’s investment adviser. Spring is an affiliate of both Terrapin Asset Management LLC (“TAM”) and Terrapin Partners LLC (“Terrapin Partners”).  TAM is a registered investment advisor that manages alternative assets for individuals and institutions in the US and Europe.  Terrapin Partners is a private equity investment firm founded in 1998.

Forward-Looking Statements

This press release contains "forward-looking statements," including statements regarding the exchange of Selected REIT shares that are generally identified with words such as "expect," "intend," "plan," "could," "will," "may" and similar expressions. Such statements reflect management's current expectations and judgment as of the date of this press release. Risks, uncertainties and assumptions that could affect our forward-looking statements include, among other things, the completion of the Exchange Offer and other factors detailed in the section entitled "Risk Factors" included in Form N-2 filed with the SEC and amended on April 24, 2013. All forward-looking statements included in this press release should be considered in the context of these risks.  These forward-looking statements speak only as of the date of this press release and RXF undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Investors and prospective investors are cautioned not to place undue reliance on the forward-looking statements.

SOURCE: REIT Exchange Fund, Inc., and Spring Asset Management, LLC.  For inquiries, please contact Darren Rabenou at drabenou@springassetmanagement.com